                                                                 EXHIBIT 10.12.1

                               AVANEX CORPORATION

                  SECOND AMENDED AND RESTATED VOTING AGREEMENT

        This Second Amended and Restated Voting Agreement (the "Agreement") is made as of the ___ day of September, 1999, by and among Avanex Corporation, a California corporation (the "Company"), Simon X. Cao, Jessy Chao and Paul Shi-Qi Jiang (the "Founders"), and the holders of shares of Preferred Stock listed on Exhibit A (collectively, the "Purchasers" and individually, each a "Purchaser").

        RECITALS

        A. Pursuant to that certain Amended and Restated Series A Preferred, Series B Preferred and Series C Preferred Stock Purchase Agreement (the "Prior Purchase Agreement"), the Purchasers thereto purchased (i) 4,530,080 shares of Series A Preferred Stock of the Company (the "Series A Preferred"), (ii) after the Company met certain conditions set forth in the Prior Purchase Agreement, 6,296,744 shares of Series B Preferred Stock of the Company (the "Series B Preferred"), (iii) after the Company met certain conditions set forth in the Prior Purchase Agreement, 9,032,169 shares of Series C Preferred Stock of the Company (the "Series C Preferred"). In connection with the Prior Purchase Agreement, the Purchasers thereto, the Company and the Founders entered into that certain First Amended and Restated Voting Agreement dated February 19, 1999 (the "Prior Voting Agreement").

        B. The Company and the Purchasers have entered into that Series D Preferred Stock Purchase Agreement (the "Purchase Agreement") of even date herewith, pursuant to which the Company shall, after meeting certain conditions set forth in the Purchase Agreement, sell Purchasers up to 3,487,097 shares of Series D Preferred Stock of the Company (the "Series D Preferred") (the Series A Preferred, Series B Preferred, the Series C Preferred and the Series D Preferred are hereinafter collectively referred to as the "Preferred Stock").

        C. The Company's Second Amended and Restated Articles of Incorporation (the "Articles") provide that the holders of shares of Common Stock, voting as a separate class, shall be entitled to elect two directors (the "Common Directors") and, the holders of shares of Preferred Stock, voting as a separate class, shall be entitled to elect three directors; provided, however, that under certain circumstances the number of directors the holders of Preferred Stock are entitled to elect may be reduced to two (the "Preferred Directors"). The Articles further provide that any additional directors (the "Independent Directors") shall be elected by the holders of the Preferred Stock and the holders of Common Stock voting as a single class.

        D. A condition to the Purchasers' obligations under the Purchase Agreement is that the Company, the Founders and the Purchasers enter into this Agreement for the purpose of setting forth the terms and conditions pursuant to which the Purchasers and the Founders shall vote their shares of the Company's voting stock in favor of certain designees to the Company's Board of Directors. The Company, the Purchasers and the Founders each desire to facilitate the voting arrangements set forth in this Agreement, and the sale and purchase of shares of Preferred Stock pursuant to the Purchase Agreement, by agreeing to the terms and conditions set forth below.


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        E. The parties to the Prior Voting Agreement desire to amend, restate and supersede such agreement and adopt this Agreement in lieu thereof.

                                    AGREEMENT

        The parties agree as follows:

        1. ELECTION OF DIRECTORS

               (a) BOARD REPRESENTATION. At each annual meeting of the shareholders of the Company, or at any meeting of the shareholders of the Company at which members of the Board of Directors of the Company are to be elected, or whenever members of the Board of Directors are to be elected by written consent, with respect to the election of the Independent Directors, the Founders and the Purchasers agree to vote or act with respect to their shares so as to elect those Independent Directors designated by a majority vote of the Common Directors and the Preferred Directors all voting together.

               (b) APPOINTMENT OF DIRECTORS. In the event of the resignation, death, removal or disqualification of an Independent Director, a majority of the Common Directors and the Preferred Directors voting together shall promptly nominate a new Independent Director, and, at the next annual meeting of the shareholders of the Company, or at any meeting of the shareholders of the Company at which members of the Board of Directors of the Company are to be elected, or whenever members of the Board of Directors are to be elected by written consent, with respect to the election of the Independent Directors, then each Purchaser and Founder shall vote its shares of capital stock of the Company to elect such nominee to the Board of Directors.

        2. NO REVOCATION. The voting agreements contained herein are coupled with an interest and may not be revoked during the term of this Agreement.

        3. CHANGE IN NUMBER OF DIRECTORS. The Founders and the Purchasers will not vote for any amendment or change to the Articles of Incorporation or Bylaws providing for the election of more than seven (7) or less than five (5) directors, or any other amendment or change to the Articles of Incorporation Bylaws inconsistent with the terms of this Agreement.

        4. LEGENDS. Each certificate representing shares of the Company's capital stock held by Founders or Purchasers or any assignee of the Founders or Purchasers shall bear the following legend:

        "THE SHARES EVIDENCED HEREBY ARE SUBJECT TO A VOTING AGREEMENT BY AND AMONG THE COMPANY AND CERTAIN SHAREHOLDERS OF THE COMPANY (A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY), AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SAID VOTING AGREEMENT."


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        5. TERMINATION. This Agreement shall terminate upon the earlier of (a) a firm commitment underwritten public offering by the Company of shares of its Common Stock pursuant to a registration statement under the Securities Act of 1933, as amended, or (b) the sale, conveyance, disposal, or encumbrance of all or substantially all of the Company's property or business or the Company's merger into or consolidation with any other corporation (other than a wholly-owned subsidiary corporation) or if the Company effects any other transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company is disposed of, provided that this
Section 5 shall not apply to a merger effected exclusively for the purpose of changing the domicile of the Company.

        6. MISCELLANEOUS.

               (a) SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

               (b) AMENDMENTS AND WAIVERS. Any term hereof may be amended or waived only with the written consent of the Company, the Founders, and holders of at least sixty-seven (67%) the Preferred Stock. Any amendment or waiver effected in accordance with this Section 6(b) shall be binding upon the Company, the holders of Preferred Stock and any holder of Founders' Shares, and each of their respective successors and assigns.

               (c) ADDITIONAL PARTIES. The parties to this Agreement acknowledge that the Company's Preferred Stock may be sold in multiple closings pursuant to the Purchase Agreement, and agree that all of the purchasers of Preferred Stock pursuant to such agreement can be added as parties to this Agreement, with all of the rights and obligations of Purchasers under this Agreement without any further action or approval by other parties to this Agreement.

               (d) NOTICES. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient on the date of delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address or fax number as set forth on the signature page or on Exhibit A hereto, or as subsequently modified by written notice.

               (e) SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

               (f) GOVERNING LAW. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and


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interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

               (g) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

               (h) TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

               (i) ENTIRE AGREEMENT. This Agreement constitutes the full and entire understanding and agreement between the parties regarding rights to registration. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto. This Agreement shall supersede and cancel all prior agreements between the parties hereto with regard to the subject matter hereof, including, but not limited to, the Prior Voting Agreement.


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        The parties hereto have executed this Voting Agreement as of the date first written above.

                               "COMPANY"

                               AVANEX CORPORATION

                               By:
                                  -----------------------------------
                                  Walter Alessandrini, Chief Executive Officer

                               Address: 42501 Albrae Avenue
                                        Fremont, CA  94538


      [Signature page to the Second Amended and Restated Voting Agreement]


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                               "FOUNDERS"

                               --------------------------------------
                               Simon X. Cao

                               --------------------------------------
                               Jessy Chao

                               --------------------------------------
                               Paul Shi-Qi Jiang


      [Signature page to the Second Amended and Restated Voting Agreement]


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                              "PURCHASERS"

                              SEQUOIA CAPITAL FRANCHISE
                              FUND
                              SEQUOIA CAPITAL FRANCHISE
                              PARTNERS
                              SEQUOIA CAPITAL VII
                              a California Limited
                              Partnership
                              SEQUOIA TECHNOLOGY PARTNERS
                              VII
                              a California Limited
                              Partnership
                              SQP 1997
                              SEQUOIA 1997 LLC
                              SEQUOIA INTERNATIONAL PARTNERS
                              By: SC VII-A Management, LLC
                              A California Limited Liability
                              Company,
                              its General Partner

                              By:
                                 -------------------------------------------
                                  Managing Member


      [Signature page to the Second Amended and Restated Voting Agreement]


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                              CROSSPOINT VENTURE PARTNERS 1997

                              By:
                                 --------------------------------
                                 Seth Neiman
                                 Partner

                              CROSSPOINT VENTURE PARTNERS LS 1999

                              By:
                                 --------------------------------
                                 Seth Neiman
                                 Partner


      [Signature page to the Second Amended and Restated Voting Agreement]


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                              JAFCO CO., LTD.

                              By:
                                 ----------------------------------------
                                 JAFCO America Ventures, Inc.
                                 Its Executive Partner


      [Signature page to the Second Amended and Restated Voting Agreement]


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                              U.S. INFORMATION TECHNOLOGY NO. 2
                              INVESTMENT ENTERPRISE
                              PARTNERSHIP

                              By:
                                 ---------------------------------------
                                 JAFCO America Ventures, Inc.
                                 Its Executive Partner


      [Signature page to the Second Amended and Restated Voting Agreement]


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                              MAYFIELD IX
                              A Delaware Limited Partnership

                              By:
                                 ---------------------------------------
                              Mayfield IX Management, L.L.C.
                              Its General Partner

                              MAYFIELD ASSOCIATES FUND IV
                              A Delaware Limited Partnership

                              By:
                                 ---------------------------------------
                              Mayfield IX Management, L.L.C.
                              Its General Partner


      [Signature page to the Second Amended and Restated Voting Agreement]


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